BARNWELL INDUSTRIES, INC.	P R E S S
RELEASE

1100 Alakea Street, Suite 2900
Honolulu, Hawaii 96813
Telephone (808) 531-8400
Fax (808) 531-7181
Website: www.brninc.com

CONTACT:	Alexander C. Kinzler
Chief Executive Officer and President

Russell M. Gifford
Executive Vice President and Chief Financial Officer
Tel: (808) 531-8400

BARNWELL INDUSTRIES, INC. ANNOUNCES JULY 13, 2021 PRO FORMA
STOCKHOLDERS’ EQUITY IN EXCESS OF $4.0 MILLION

HONOLULU, HAWAII, July 13, 2021 – Barnwell Industries, Inc. (NYSE American: BRN) (the “Company”, “we”, “our”) announced today that it had unaudited pro forma stockholders’ equity, as of July 13, 2021, in excess of the $4.0 million minimum amount of stockholders’ equity that the Company is required to maintain under the NYSE American’s continued listing standards.

As previously reported, on January 13, 2020, the Company received notice from the NYSE American that the Company was not in compliance with Section 1003(a)(i) and Section 1003(a)(ii) of the NYSE American Company Guide (the “Guide”), which respectively require an issuer to have (i) stockholders’ equity of $2.0 million or more if such issuer reported losses from continuing operations and/or net losses in two of its three most recent fiscal years and (ii) stockholders’ equity of $4.0 million or more if such issuer reported losses from continuing operations and/or net losses in three of its four most recent fiscal years, since it had reported stockholders’ equity of $1.2 million as of September 30, 2019 and net losses in three of the last four most recent fiscal years then ended, and that the Company’s common stock could be at risk of being delisted.

In accordance with the NYSE American’s policies and procedures, we subsequently submitted a plan to the NYSE American detailing the steps we planned to take to raise our stockholders’ equity above $4.0 million and regain compliance with Section 1003(a)(i) and Section 1003(a)(ii) of the Guide, and was provided until July 13, 2021 by the NYSE American to regain such compliance.

The Company’s estimated pro forma stockholders’ equity is described in greater detail in the Current Report on Form 8-K filed July 13, 2021 by the Company. A final determination of compliance with the NYSE American’s continued listing standards is subject to review by the NYSE American.

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts.  These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements.  Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions.  Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved.  Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements.  The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission.  Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.